UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 3, 2024
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of Principal Executive Offices)			(Zip Code)
(844) 848-0137
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure

As previously disclosed, on November 7, 2024, German authorities conducted searches at the Company’s sites in Bensheim and Hanau, Germany.

By way of background, following the merger of DENTSPLY International Inc. and Sirona Dental Systems, Inc., the combined entity, DENTSPLY SIRONA Inc. (the “Company”), arranged a series of intercompany loans as part of post-merger integration activities for tax years 2016 and 2017. The Company engaged external experts to review and provide guidance on these transactions, to ensure they were structured at arm’s length and aligned with applicable legal requirements.

The 2016-2017 tax years are under audit, and the Company has been in discussions with the German tax authorities regarding the business purpose of the loans and the deductibility of related interest expenses. The searches are part of a criminal investigation into these post-merger integration transactions. No charges have been filed against the Company or any individuals. The Company intends to fully cooperate and assert its positions, including pursuing appeals, as necessary.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events

On December 3, 2024, the Company announced the appointment of Herman V. Cueto as the Company’s interim Chief Financial Officer, who will serve until the Company identifies and appoints a permanent Chief Financial Officer. As interim Chief Financial Officer, Mr. Cueto will support Simon D. Campion, the Company’s President and Chief Executive Officer, who will continue to serve as the Company’s principal financial officer until the Company identifies and appoints a permanent Chief Financial Officer.

Mr. Cueto most recently served as Executive Vice President and Chief Financial Officer at Azenta Life Sciences, Inc. (“Azenta”), a leading provider of life science solutions worldwide. Prior to Azenta, Mr. Cueto was Senior Vice President of Finance at Becton, Dickinson and Company (“BD”), overseeing Segments, Regions, Business Planning and Analysis and Operations. Mr. Cueto joined BD in 2017 through its acquisition of C. R. Bard, Inc. (“Bard”). Mr. Cueto held positions at Bard for fourteen years, and he served as Vice President and Group CFO at the time of the acquisition. A copy of the press release announcing the appointment of Mr. Cueto is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

99.1	DENTSPLY SIRONA Inc. press release dated December 3, 2024 as referenced in Item 8.01
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            DENTSPLY SIRONA Inc.

By:	/s/ Richard C. Rosenzweig
Richard C. Rosenzweig
Executive Vice President, Corporate Development,
General Counsel and Secretary

Date: December 3, 2024